UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Winter Street Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 400-0101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 18, 2022, AVEO Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among LG Chem, Ltd., a corporation organized and existing under the laws of the Republic of Korea (“LG Chem”), and Acacia Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of LG Chem (“Merger Sub”), pursuant to and subject to the terms and conditions of which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of LG Chem (the “Merger”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock” and such shares, collectively, the “Shares”) outstanding immediately prior to the Effective Time (other than any Shares (i) held by the Company as treasury stock or owned by LG Chem or Merger Sub, (ii) held by any wholly-owned subsidiary of the Company or LG Chem (other than Merger Sub) or (iii) as to which appraisal rights have been properly exercised, and not effectively withdrawn, in accordance with the Delaware General Corporation Law) will be converted into the right to receive $15.00 per Share in cash, without interest (the “Merger Consideration”).

Immediately prior to the Effective Time, each Company stock option outstanding immediately prior to the Effective Time shall vest in full and be cancelled and converted into the right to receive an amount in cash equal to the product of the excess, if any, of the Merger Consideration over the exercise price of such stock option and the number of Shares underlying such option, less any applicable withholding taxes.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby and (iii) resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

Conditions to the Merger

The consummation of the Merger is subject to certain customary closing conditions set forth in the Merger Agreement, including (i) adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote thereon (the “Company Stockholder Approval”), (ii) the absence of any temporary, preliminary or permanent injunction or other order by any governmental authority of competent jurisdiction that prohibits or makes illegal the consummation of the Merger (iii) the expiration or early termination of the waiting period (and any extension thereof) applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the expiration or termination of any commitment to a governmental authority to delay consummation of the Merger and (iv) clearance by the Committee on Foreign Investment in the United States. Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party (subject to certain materiality qualifications), (ii) in the case of LG Chem’s obligation to complete the Merger, the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company that has occurred since October 18, 2022 and (iii) compliance and performance in all material respects by the other party of its covenants and agreements set forth in the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties with respect to each party. The Merger Agreement also contains customary covenants, including, among others, covenants requiring the Company to use commercially reasonable efforts to conduct in all material respects its business in the ordinary course consistent with past practice during the period between execution of the Merger Agreement and the earlier of the Effective Time or the termination of the Merger Agreement.

Under the Merger Agreement, each of LG Chem and the Company has agreed to use its respective reasonable best efforts to take all actions necessary to consummate and make effective the transactions contemplated by the Merger Agreement as promptly as reasonably practicable, subject to certain limitations and conditions. The parties have also agreed to use reasonable best efforts to obtain required governmental approvals, subject to the limitations that (1) LG Chem is not obligated to take certain specified actions unless such actions concern only the Company and would not reasonably be expected to materially diminish the benefits expected to be realized by LG Chem from the Merger and (2) LG Chem is not obligated to divest any business or assets or to contest or resist any decree, judgement, injunction or other order preventing or prohibit the consummation of the transactions under the Merger Agreement.

The Merger Agreement also includes covenants requiring the Company (i) not to solicit, or enter into discussions with third parties relating to, alternative acquisition proposals during the period between the execution of the Merger Agreement and the Effective Time, subject to certain exceptions, and (ii) to call and hold a special meeting of the Company’s stockholders to adopt the Merger Agreement and, subject to certain exceptions, not to fail to make, withdraw, qualify or modify in a manner adverse to LG Chem the recommendation of the Board that the Company’s stockholders adopt the Merger Agreement.

Termination and Termination Fees

The Merger Agreement may be terminated by LG Chem and the Company by mutual agreement in writing. In addition, either party may terminate the Merger Agreement if (a) there has been a breach of any representation, warranty, covenant or agreement made by the other party in the Merger Agreement such that an applicable closing condition would not be satisfied (subject to cure rights), (b) the Merger does not occur by April 19, 2023 (which date will automatically be extended by six months to October 19, 2023 if the only then-outstanding closing conditions relate to regulatory approval or governmental orders) (such date, as may be extended, the “End Date”), (c) there is any applicable law or other legal restraint or prohibition that is in effect, has become final and nonappealable and permanently restrains, enjoins, prevents, makes illegal or otherwise prohibits the consummation of the Merger or (d) the Company Stockholder Approval has not been obtained at a duly convened meeting of the Company’s stockholders held to consider the adoption of the Merger Agreement at which a vote on the adoption of the Merger Agreement is taken. Prior to receipt of the Company Stockholder Approval, each party has additional termination rights specified in the Merger Agreement, including (x) the right of the Company to terminate the Merger Agreement in order to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement), subject to compliance by the Company with certain requirements in the Merger Agreement and payment of the termination fee described below, (y) the right of LG Chem to terminate the Merger Agreement if the Board changes its recommendation in favor of the Merger and (z) the right of LG Chem to terminate the Merger Agreement if there has been a material breach by the Company of its non-solicitation obligations in the Merger Agreement or its obligations in the Merger Agreement concerning the special meeting of the Company’s stockholders to adopt the Merger Agreement and the proxy statement related to such meeting.

The Merger Agreement provides that the Company must pay LG Chem a termination fee equal to $20.4 million if (i) the Company terminates the Merger Agreement prior to receipt of the Company Stockholder Approval to enter into a definitive agreement providing for a Superior Proposal, (ii) LG Chem terminates the Merger Agreement prior to receipt of the Company Stockholder Approval in the event that the Board changes its recommendation to the Company’s stockholders in favor of the Merger or there has been a material breach by the Company of the non-solicitation provisions in the Merger Agreement or its obligations in the Merger Agreement concerning the special meeting of the Company’s stockholders to adopt the Merger Agreement and the proxy statement related to such meeting; (iii) if the Merger Agreement is terminated in certain circumstances following the Company’s receipt of an acquisition proposal and, within twelve (12) months of such termination, an acquisition proposal is consummated or a definitive agreement is entered into with respect to an acquisition proposal; or (iv) if (x) the Company terminates the Merger Agreement in the event the Merger has not occurred by the End Date or the Company or LG Chem terminates the Merger Agreement after the Company Stockholder Approval has not been obtained at a duly convened meeting of the Company’s stockholders held to consider the adoption of the Merger Agreement at which a vote on adoption of the Merger Agreement is taken and (y) at time of such termination Parent had the right to terminate the Merger Agreement because Board changed its recommendation to the Company’s stockholders in favor of the Merger.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about LG Chem, Merger Sub, the Company or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about LG Chem or the Company included in their respective public reports filed with the Securities and Exchange Commission (“SEC”). The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures, and were made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding LG Chem, Merger Sub and the Company and the transactions contemplated by the Merger Agreement that will be contained in, incorporated by reference into or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement as well as in the other filings that the Company will make with the SEC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2022, the Board approved an amendment (the “Amendment ”) of the Company’s bylaws (the “Bylaws”), which became effective immediately. The Amendment:

•

provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware), to the fullest extent permitted by law, shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer, or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim arising pursuant to any provision of the Company’s certificate of incorporation or its bylaws or governed by the internal affairs doctrine.

•

provides that, unless the Company consents in writing to the selection of an alternative forum, the exclusive forum for legal actions arising under the Securities Act of 1933 will be federal district court;

•

provides that if any action that is the subject of the forum provision in Section 5.9 of the Bylaws is filed in a court other than the courts in the State of Delaware, the stockholder filing the suit will be deemed to have consented to the personal jurisdiction of state and federal courts in the State of Delaware in connection with any action brought to enforce the forum provision; and

•

confirms that the forum provision in Section 5.9(a) of the Bylaws will not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933 or the Securities Exchange Act of 1934 or any other claim for which the federal courts have exclusive jurisdiction.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, marked to show the October 17, 2022 changes, a copy of which is filed as Exhibit 3.1 hereto.

Item 8.01.	Other Events.

On October 18, 2022, the Company and LG Chem issued a joint press release announcing the entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this report and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated October 18, 2022, by and among AVEO Pharmaceuticals, Inc., LG Chem, Ltd. and Acacia Acquisition Sub, Inc.*

3.1	Second Amended and Restated Bylaws of AVEO Pharmaceuticals, Inc., as amended

99.1	Joint Press Release dated October 18, 2022 issued by AVEO Pharmaceuticals, Inc. and LG Chem, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon its request.

Additional Information

This report may be deemed solicitation material in respect of the proposed acquisition of the Company by LG Chem. The Company expects to file with the SEC a proxy statement and other relevant documents with respect to a special meeting of the stockholders of the Company to approve the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company, LG Chem and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.aveooncology.com or by sending a written request to the Company at 30 Winter Street, Boston, Massachusetts 02108. The information contained on, or accessible through, the Company’s website is not incorporated by reference into this Form 8-K, and you should not consider any information contained in, or that can be accessed through, the Company’s website as part of this Form 8-K or in deciding whether to support the approval of the proposed Merger. The Company has included its website in this Form 8-K solely as an inactive textual reference.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the Company’s stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of the Company by LG Chem (the “proposed transaction”); the prospective performance and outlook of the Company’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that the Company will achieve any particular future financial results. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for the Company will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect LG Chem or the Company or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of LG Chem or the Company to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. The Company is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.
Date: October 18, 2022

	By:	/s/ Michael Bailey
Michael Bailey
President and Chief Executive Officer